Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the shares of Common Stock beneficially owned by each of them of Medpace Holdings Inc. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 26th day of August, 2016.

Cinven Capital Management (V) General Partner Limited

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Cinven Capital Management (V) Limited Partnership Incorporated

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 1) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 2) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 3) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 4) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 5) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund (No. 6) Limited Partnership

By:	Cinven Capital Management (V) Limited Partnership Incorporated, its general partner

By:	Cinven Capital Management (V) General Partner Limited, its general partner

By:	/s/ Hayley Tanguy
Name:	Hayley Tanguy
Title:	Director

Fifth Cinven Fund Co-Investment Partnership

By:	CIP (V) Nominees Limited, its Partner

By:	/s/ Lorraine London
Name:	Lorraine London
Title:	Director

Cinven Manco S.A.R.L.

By:	/s/ Gautier Laurent
Name:	Gautier Laurent
Title:	Manager

By:	/s/ Marc Lamberty
Name:	Marc Lamberty
Title:	Manager

Fifth Cinven Fund FCP-SIF

By:	Cinven Manco S.A.R.L., its Manager

By:	/s/ Gautier Laurent
Name:	Gautier Laurent
Title:	Manager

By:	/s/ Marc Lamberty
Name:	Marc Lamberty
Title:	Manager